Exhibit 99.3

FOR IMMEDIATE RELEASE

Timberline to Off-set Drill Core Intercept at Elder Creek Porphyry Cu-Mo-Au-Ag Project, Nevada

Coeur d’Alene, Idaho – March 27 2019 – Timberline Resources Corporation (OTCQB: TLRS; TSX-V: TBR) (“Timberline” or the “Company”) today announced Phase 2 drilling plans at the Elder Creek Project in Nevada’s Battle Mountain mining district.  Approximately 2,000 m of drilling are planned in up to four holes to test a strong IP/resistivity (IP) anomaly identified in December, 2018. Two holes drilled by the Company earlier in 2018, located on the periphery of the anomaly, contain significant copper mineralization (see Table 1 and Figures 1, 2, 3, 5 and 6), while shallow historical holes drilled for gold (Figure  3) intercepted material amounts of copper:

Table 1.  Summary of Elder Creek 2018 Drilling Results

Drill Hole	From (feet)	To (feet)	Total (feet)	From (meters)	To (meters)	Total (meters)	Cu (%)	Mo (ppm)	Au (g/t)	Ag (g/t)
RCEC 18-01	0	500	500	0	152.4	152.4	0.21	145	-	3.0
including:	160	270	110	48.8	82.3	33.5	0.44	181	-	5.0
including:	195	210	15	59.5	64.0	4.6	0.55	132	0.331	13
CCEC 18-02	840	1497	637	256.1	456.4	200.3	0.15	730	-	4.1
including:	1313.5	1360	46.5	400.5	414.6	14.2	1.20	0.31%	0.126	25.5

*True thickness of drill intercepts is unknown; see press release dated November 26, 2018 at http://timberlineresources.co/press-releases/ for sample methodology, chain of custody, and quality control and assurance

The proposed holes (Figures1 through 6) will test a strong IP anomaly (see press release dated January 8, 2019 at http://timberlineresources.co/press-releases/) identified by the survey which was completed by Zonge Geophysics.  Multiple additional targets have been defined through integrated interpretation of surface and drill-hole geology, re-processed magnetic and gravity data, and the IP survey results.  These targets represent follow-up discovery opportunities which are fully permitted and drill-ready.

The IP anomaly delineates a concentration of sulfide minerals in a body of rock extending ≥ 1,600 m long and approximately 500 - 800 m wide (Figures 1 and 2).  The anomaly follows two parallel faults along a N/NE trend, and further north, also follows a NW’ly trend.  It occurs within a very large (2 x 4 km) oval-shaped copper-molybdenum-gold-silver system defined by hydrothermal alteration and metal zoning characteric of porphyry copper deposits.

Steven Osterberg, Timberline’s President and CEO commented, “We consider Elder Creek to be a rare opportunity to discover a very large polymetallic porphyry system in Nevada, one of the world’s premier mining jurisdictions. The target is particularly compelling being located within the metallogenically well-endowed copper and gold-producing Battle Mountain mining district where immediately infrastructure is excellent. Phase 2 drilling will begin in Q2 and will test the heart of the IP anomaly.”

Figure 1.  Elder Creek Project Area Geology, Alteration Zoning, IP Anomaly, and Drilling (2018 and Proposed)

490000
491000
492000
493000
494000
4505000
4504000
4503000
4502000
4501000
4500000
N
Area of Figure 2
RCEC18-01
PDH-2
RCEC18-02
CCEC18-02 (core)
PDH-1
0 0.25 0.5 Miles
0 500 1,000 Meters
Proposed Drill Holes
2018 IP Anomaly Area
Porphyry-style Quartz Veins
Hydrothermal Biotite (mod-str)
Limit of Biotite
Mag Donut
Fault
Breccia
Colluvium
Porphyry
Granodiorite
Valmy Fm
Harmony Fm
2018 Drill Holes
RCEC18-01
RC(CC)EC 18-02
Elder Creek Claim Area
Timberline RESOURCES
Elder Creek Project
Geology, Alteration & IP Geophysics
Scale: 1 inch = 1,766 feet
Date: 3/18/2019
Datum: NAD 1983 UTM Zone 11N
Document Name: 2019018 Elder Creek_Geol-Altn-IP Geophy

Figure 2.  Plan View of Elder Creek IP (Chargeability) 2-D data inversion at 1,300 m Elevation

L4800N
RCEC18-01
500 ft (152 m) @ 0.21% Cu
incl: 110 ft (33.5 m) @ 0.44% Cu,
incl: 15 ft (4.6 m) @ 0.55% Cu, &
1 g/t Au, 13 g/t Ag
L4400N
PDH-2
L4000N
46.5 ft (14.2 m) @
1.2% Cu
0.31% Mo
0.126 g/t Au
25.5 g/t Ag
L3800N
PDH-1
RCEC18-02
N
60
58
55
53
51
49
47
44
42
40
38
36
33
31
29
27
25
22
20
msec
2018 IP Anomaly Area
2018 Completed IP Lines
Elder Creek Claim Area
0 1,000 2,000 Feet
0 200 400 600 800 Meters
RCEC18-01
RC(CC)EC 18-02
Proposed Drill Holes
Timberline RESOURCES
Elder Creek Project
IP, 2-D Inversion, 1,300 m elevation
Scale: 1 inch = 906 feet
Date: 3/18/2019
Datum: NAD 1983 UTM Zone 11N
Document Name: 20190318 Elder Creek_1300m IP

Proposed Drilling

The initial two proposed holes will test the strong IP anomaly, with locations of the remaining holes contingent upon results.

Proposed drill hole 1 (PDH-1) (Figures 1-3) will offset core hole CCEC18-02 and target coincident IP, magnetic (Figure 5), and gravity (Figure 6) anomalies in the area where chargeability is strongest, which likely represents the greatest sulfide mineral concentration.

Proposed Drill Hole 2 (PDH-2) will test the core of the IP anomaly N/NE of PDH-1 where coincident anomalies also indicate relatively dense, magnetic rocks (Figures 4 - 6).

The Company expects to resume drilling in Q2/2019.  Drill sites are fully permitted with the US Bureau of Land Management (BLM).

Figure 3. Cross Section Line 3600N showing IP Chargeability Anomaly with Drill Hole CCEC18-02, Historic Drill Holes, and Proposed Drill Hole 1 (PDH – 1).

W
E
L3600N
IP Chargeability
Chargeability
mSec
492500mE
493000mE
493500mE
CCEC18-2
PDH-1
1500m
1000m
20 ft (6.1 m) @
0.57% Cu
60 ft (18.3 m) @
0.45% Cu
657 ft (200.3 m)
@ 0.07% Mo
46.5 ft (14.2 m) @
1.2% Cu
0.31% Mo
0.126 g/t Au
25.5 g/t Ag
Cu ppm
>= 10000
5000 to 10000
2000 to 5000
1000 to 2000
500 to 1000
NOTE: Decreasing data density at depth limits 2-d inversion processing. As such, anomaly is considered to be less defined and open at depth to further extension.
0 100 200 300 400 500m

Figure 4.  Cross Section Line 4000N  IP Chargeability Anomaly with Historic Drill Holes, and Proposed Drill Hole 2 (PDH-2).

W
E
L4000N
IP Chargeability
492000mE
492500mE
493000mE
493500mE
PDH-2
1500m
1000m
Chargeability
mSec
Cu ppm
>= 10000
5000 to 10000
2000 to 5000
1000 to 2000
500 to 1000
0 100 200 300 400 500m

NOTE: Decreasing data density at depth limits 2-d inversion processing. As such, anomaly is considered to be less defined and open at depth to further extension.

Figure 5.  Elder Creek IP (chargeability) and Magnetics (vertical derivative and magnetic limit), with Alteration Zoning, and 2018 and Proposed 2019 Drill Holes

490000
491000
492000
493000
494000
495000
4505000
4504000
4503000
4502000
4501000
4500000
N
RCEC18-01
PDH-2
PDH-1
RCEC18-02
CCEC18-02 (core)
Magnetics
0.234
0.139
0.089
0.060
0.039
0.026
0.019
0.015
0.011
0.008
0.006
0.003
0.000
-0.002
-0.004
-0.005
-0.007
-0.008
-0.010
-0.011
-0.012
-0.014
-0.015
-0.017
-0.019
-0.021
-0.023
-0.025
-0.028
-0.031
-0.034
-0.037
-0.041
-0.048
-0.056
-0.066
-0.086
-0.125
nT/m
0 0.25 0.5 Miles
0 500 1,000 Meters
2018 IP Anomaly Area
Mag Donut (outer limit)
Porphyry-style Quartz Veins
Hydrothermal Biotite (mod-str)
Limit of Biotite
Elder Creek Claim Area
Proposed Drill Holes
2018 Drill Holes
RCEC18-01
RC(CC)EC 18-02
Timberline
RESOURCES
Elder Creek Project
Magnetics (RTP Tilt Derivative)
Scale: 1 inch = 2,000 feet
Date: 3/22/2019
Datum: NAD 1983 UTM Zone 11N
Document Name: 20190227 Elder Creek_Magnetics-IP Geophy-Altn

Figure 6.  Elder Creek IP (chargeability) and Gravity (horizontal derivative) with Alteration Zoning, Magnetic limit, and 2018 and Proposed 2019 Drill Holes

490000
491000
492000
493000
494000
495000
4505000
4504000
4503000
4502000
4501000
4500000
N
RCEC18-01
PDH-2
RCEC18-02
PDH-1
CCEC18-02 (core)
mGal
0
0.25
0.5
Miles
0
500
1,000
Meters

2018 IP Anomaly Area
Mag Donut (outer limit)
Porphyry-style Quartz Veins
Hydrothermal Biotite (mod-str)
Limit of Biotite
Fault
Elder Creek Claim Area

PDH -1 and -2
RCEC18-01
RC(CC)EC 18-02

Timberline RESOURCES

Elder Creek Project

Gravity (Horizontal Gradient)

Scale: 1 inch = 2,000 feet	Date: 3/22/2019
Datum: NAD 1983 UTM Zone 11N	
Document Name: 20190319 Elder Creek_Geophy-Altn

Elder Creek Property

Timberline’s Elder Creek and adjacent Paiute copper-gold properties lie within the prolific Battle Mountain District of Nevada, approximately 11 miles (18 km) north of Newmont’s Phoenix mining complex.  Data compiled from over 40-plus years of exploration on the property documents only shallow, historic drilling within a pronounced magnetic low considered to be the core of a large porphyry copper-gold hydrothermal system.  Furthermore, only shallow drilling occurred along the north and northeastern magnetic high and primarily targeted gold.  Geologic and geophysical characteristics, and rock geochemical sampling results evident at Elder Creek (see press release dated June 18, 2018 at http://timberlineresources.co/press-releases/) are common to major porphyry copper deposits.

Steven Osterberg, Ph.D., P.G., Timberline’s President and Chief Executive Officer, is a Qualified Person as defined by National Instrument 43-101 and has reviewed and approved the technical contents of this release.  Mr. Osterberg is not considered independent of the Company as defined in Section 1.5 of NI 43-101.  Drill intercepts are reported as drill thicknesses; true widths of intercepts are unknown.

About Timberline Resources

Timberline Resources Corporation is focused on advancing district-scale gold exploration and development projects in Nevada. These include its 23 square-mile Eureka property, comprising the Lookout Mountain, Windfall, and Oswego projects which lie along three separate structural stratigraphic trends defined by distinct geochemical gold anomalies, as well as being operator of both the Paiute joint venture project with a subsidiary of Barrick Gold, and the Elder Creek joint venture with McEwen Mining.  All of these properties lie on the prolific Battle Mountain-Eureka gold trend.  Timberline also owns the Seven Troughs property in Northern Nevada, which is one of the state's highest-grade former gold producers.   Timberline has increased its owned and controlled mineral rights in Nevada to over 43 square miles (27,500 acres).  Detailed maps and NI 43-101 estimated resource information for the Eureka property, and NI 43-101 Technical Reports for the Elder Creek and Paiute Projects may be viewed at http://timberlineresources.co/.

Timberline is listed on the OTCQB where it trades under the symbol "TLRS" and on the TSX Venture Exchange where it trades under the symbol "TBR".

Steven Osterberg, Ph.D., P.G., Timberline’s President and Chief Executive Officer, is a Qualified Person as defined by National Instrument 43-101 and has reviewed and approved the technical contents of this release.

Forward-looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties.  These include, but are not limited to, statements regarding the advancement of projects, and exploration potential.  When used herein, the words "anticipate," "believe," "estimate," “upcoming,” "plan," “target”, "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. There are no assurances that the Company will complete the earn-in on the Elder Creek project as contemplated or at all. Factors that could cause or contribute to risks involving forward-looking statements include, but are not limited to, changes in the Company’s business and other factors, including risk factors discussed in the Company's Form 10-Q for the quarter ended June 30, 2018.  Except as required by law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accept responsibility for the adequacy or accuracy of this release.

For Further Information Please Contact:

Steven A. Osterberg

President and CEO

Tel:   208-664-4859

E-mail:  info@timberline-resources.com

Website:  www.timberline-resources.com